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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                  April 9, 1998
                Date of Report (Date of earliest event reported)

                             ABERCROMBIE & FITCH CO.
             (Exact name of registrant as specified in its charter)

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          Delaware                   1-12107                   31-1469076
(State of other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File no.)             Identification No.)

                            Four Limited Parkway East
                             Reynoldsburg, OH 43068
                                 (614) 577-6500
                    (Address of principal executive offices)
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Item 5.  Other Events

     On April 9, 1998, Abercrombie & Fitch Co. announced February and March 1998 sales figures. See press release attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     99.1 Press release dated April 9, 1998.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ABERCROMBIE & FITCH

                                 By: /s/ Seth R. Johnson
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                                      Name:  Seth R. Johnson
                                      Title: Vice-President and Chief Financial
                                                Officer
                                             (Principal Financial and Accounting
                                                Officer)

April 9, 1998

                                  EXHIBIT INDEX

99.1      Press Release dated April 9, 1998.